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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : May 20, 1999


                          SIMON PROPERTY GROUP, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                    001-14469                046268599
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(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)



                          115 WEST WASHINGTON STREET
                         INDIANAPOLIS, INDIANA                46204
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             (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code:  317.636.1600
                                                            ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

                              Page 1 of 38 Pages
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Item 5.  Other Events


         On May 20, 1999, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of March 31, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.



Item 7.  Financial Statements and Exhibits

         Financial Statements:

              None


       Exhibits:

                                                       Page Number in
Exhibit No.               Description                   This Filing
-----------               -----------                   -----------

  99                      Supplemental Information         4
                          as of March 31, 1999

                              Page 2 of 38 pages
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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


       Dated: May 20, 1999



                            SIMON PROPERTY GROUP, INC.


                                 By: _____________________
                                      Stephen E. Sterrett,
                                      Treasurer

                              Page 3 of 38 pages